                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            MERCURY AIR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                             MERCURY AIR GROUP, INC.

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

                          TO BE HELD DECEMBER 14, 2000


To the Shareholders of Mercury Air Group, Inc.:

        NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders (the "Meeting") of Mercury Air Group, Inc. ("Mercury" or the "Company") will be held on December 14, 2000 at 10:00 o'clock a.m. Pacific Standard Time at the principal office of the Company located at 5456 McConnell Avenue, Los Angeles, California 90066, for the following purposes:

        1. To elect 5 directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

        2. To consider and vote upon a proposed reincorporation that would change the Company's state of incorporation from New York to Delaware.

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

        Only holders of record of the Company's Common Stock at the close of business on October 26, 2000 which has been fixed as the record date for the Meeting, shall be entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

        Shareholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy to ensure that your shares are represented at the Meeting. Shareholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.




                                                  Wayne J. Lovett
                                                  Secretary


Los Angeles, California
November 3, 2000

                             MERCURY AIR GROUP, INC.
                              5456 MCCONNELL AVENUE
                          LOS ANGELES, CALIFORNIA 90066

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 14, 2000

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mercury Air Group, Inc., a New York corporation ("Mercury" or the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held on December 14, 2000 at 10:00 o'clock a.m. Pacific Standard Time at the principal offices of the Company located at 5456 McConnell Avenue, Los Angeles, California 90066, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation material will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward proxy materials to such beneficial owners. The Company may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

        Proxies duly executed and received in time for the Meeting will be voted at the Meeting in accordance with the instructions on the proxies. Unless previously revoked or unless other instructions are on the proxy, proxies will be voted at the Meeting: (a) for the five director nominees named herein; (b) for the change of the Company's corporate residence state from New York to Delaware; and (c) as determined by the persons holding the proxies with regard to all other matters which come before the Meeting.

        The approximate date on which this Proxy Statement and accompanying proxy will first be sent or given to shareholders is November 3, 2000.

                                VOTING SECURITIES

        At the record date for the Meeting, the close of business on October 26, 2000 (the "Record Date"), the Company had outstanding @ shares of common stock, par value $0.01 ("Common Stock"). Each shareholder is entitled to one vote for every share of Common Stock standing in his name as of the Record Date. A shareholder who has given a proxy may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation, by executing and delivering a subsequent proxy bearing a later date, or by attending the Meeting and voting in person. The presence at the Meeting or any adjournments or postponements thereof, in person or by proxy, of the holders of record of one-third of the shares of Common Stock will constitute a quorum for the transaction of business. Shareholders who either (a) specifically abstained from voting on one or more matters by so marking their ballot or proxy card (abstentions) or (b) are nominees holding shares for beneficial owners who, although they may have voted on certain matters at the Meeting pursuant to discretionary authority or instructions from the beneficial owners, have not voted on the specific matter in question because they have not received instructions from the beneficial owners with respect to such matter and they do not have discretionary authority with respect thereto (broker non-votes) will be considered as present at the Meeting for purposes of determining whether a quorum exists with respect to all matters considered at the Meeting. Messrs. Czyzyk, Kopko and Dr. Fagan, as partners of CFK Partners, which is the beneficial owner of 31.3% of the Company's outstanding stock, have agreed to vote for such individuals as directors, and have indicated that they intend to vote for the other two director nominees named herein and are in favor of the proposed reincorporation of the Company.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

        The Board of Directors has nominated five individuals for election to the Company's Board of Directors. Seymour Kahn, former President, Chief Executive Officer and a long-time director of the Company, retired from the Company in July, 2000. In connection with the retirement of Mr. Kahn, the Board of Directors has decreased the size of the Board to five members, as authorized under the Company's bylaws. The solicited proxies may be voted to fill only the five vacancies on the Board of Directors for which nominees are named in this Proxy Statement. Each director elected will hold office until the next annual meeting of shareholders and until his successor is elected and qualified or until the director's earlier death, resignation or removal. All of the nominees are currently directors of the Company previously elected by the shareholders except for Harold T. Bowling who was elected by the Board of Directors to fill a vacancy caused by the resignation of William G. Langton.

        Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of the indicated five nominees of the Board of Directors named below as directors of the Company. Should any of the nominees not remain a candidate for election on the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder may be voted for substitute nominees selected by the Board of Directors. Directors shall be elected by a plurality of the votes cast by the Common Stock at the Meeting.

INFORMATION REGARDING NOMINEES

        Listed below are the persons who have been nominated to serve as directors for the ensuing year, together with their ages and all Company positions held by them.


NAME                            AGE                        POSITIONS
----                            ---                        ---------
Philip J. Fagan, Jr., M.D.       56       Chairman of the Board
Joseph A. Czyzyk                 53       President, Chief Executive Officer and
                                          Director
Frederick H. Kopko, Jr.          45       Director
Harold T. Bowling                65       Director
Robert L. List                   63       Director

        Philip J. Fagan, Jr., M.D. has been Chairman of the Board of Directors in a non-executive capacity since July 2000 and served as a director of Mercury from September 1989 to June 2000. Dr. Fagan has been the Chief Executive Officer and President of the Emergency Department Physicians Medical Group, Inc. since its inception in 1978. Dr. Fagan has also been President of Fagan Emergency Room Medical Group since its inception in 1989. Both companies are currently located in Burbank, California.

        Joseph A. Czyzyk has been President and a Director of Mercury since November 1994 and has served as Chief Executive Officer since December 1998. Mr. Czyzyk also served as President of Mercury Service, Inc., a discontinued division of Mercury which sold aviation fuel and provides refueling services for commercial aircraft, from August 1985 until August 1988, and President of Mercury Air Cargo, Inc. ("Mercury Air Cargo") from August 1988 until August 1997. Mr. Czyzyk served as an Executive Vice President of Mercury from November 1990 through November 1994. Pursuant to his employment agreement, the Board of Directors will continue to nominate Mr. Czyzyk as a candidate for election to the Board of Directors while Mr. Czyzyk remains employed by Mercury. See "Employment Agreements."

        Frederick H. Kopko, Jr. has been a director of Mercury since October 1992. Mr. Kopko has been a partner in the law firm of McBreen & Kopko since January 1990. Mr. Kopko presently serves on the board of directors of Butler International, Inc. and Sonic Foundry, Inc.

        Harold T. Bowling has been a director of Mercury since August 2000. Mr. Bowling retired from Lockheed Martin in February 1997 after 43 years. He was President of Lockheed Aircraft Service Company and Lockheed Martin Aeronautics International from 1986 to 1997. Prior to that assignment, he served as Vice President of Corporate Development from 1983 to 1986. Mr. Bowling presently serves on the board of directors of Pemco Aviation Group, Inc.

        Robert L. List has been a director of Mercury since 1990. From May 1997 to present, Mr. List has been the President of Hammond's Candies. In addition, Mr. List has been President of West Indies Candy Company based in Denver, Colorado from March 1993 to present. From December 1989 to August 1992, Mr. List was President of Yellowstone Environmental Services, Inc. of Phoenix, Arizona, an environmental/engineering consulting firm. Mr. List serves on the board of directors of Pancho's Mexican Buffet, Inc.

        There were five regular scheduled meetings and three telephonic meetings of the Board of Directors of the Company held during fiscal 2000, the period from July 1, 1999 through June 30, 2000.

        The Company has a standing audit committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during the year, is set forth in the "Report of the Audit Committee" included in this annual proxy statement.

        The Compensation Committee makes all decisions regarding cash and non-cash compensation (excluding standard employee benefits) paid or given to executive officers of the Company; negotiates and approves all employment agreements with executive officers; and negotiates and approves all transactions between the Company and its executive officers (whether or not the primary purpose of such transactions are compensatory). During fiscal 2000, the Compensation Committee consisted of Messrs. Kopko, List and Dr. Fagan and met two times. The Compensation Committee currently consists of Messrs. Bowling, List and Kopko.

        On April 23, 1998, the Board of Directors created the Stock Option Committee, a special subcommittee of the Compensation Committee. The Stock Option Committee administers the Company's non-cash employee incentive plans, including stock purchase and stock option grants. During fiscal 2000, the Stock Option Committee consisted of Messrs. Langton, List and Dr. Fagan and met three times. The Stock Option Committee currently consists of Messrs. Bowling, List and Kopko.

        On August 22, 2000, the Board of Directors created a Board Nominating Committee. The Board Nominating Committee considers future nominees for the Corporation's Board of Directors. The Board Nominating Committee consists of Messrs. Czyzyk, Kopko, and Dr. Fagan.

        During fiscal 2000, each member of the Board of Directors attended at least 75% of the Board meetings and committee meetings for the committees on which he served.

        In order to be elected, a nominee must receive the vote of a plurality of the votes cast by the Common Stock at the Meeting. Shares may be voted for or withheld from each nominee. Shares that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the shares voted for directors at a meeting at which a quorum is present.

        THE MERCURY BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF ALL NOMINEES.

                             PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information as of October 26, 2000, with respect to the ownership of the Company's Common Stock by: (a) each director of the Company; (b) each officer named in the Summary Compensation Table; (c) the directors and executive officers of the Company, as a group; and
(d) all persons known to the Company to be the beneficial owners of more than five percent (5%) of its outstanding Common Stock. As of October 26, 2000, there were@ shares of Common Stock outstanding.

        The stock ownership information includes current shareholdings and shares with respect to which the named individual has the right to acquire beneficial ownership under options exercisable or other securities convertible within 60 days.


                                                                   SHARES
NAME AND ADDRESS (1)                                              OF COMMON          PERCENT
--------------------                                             ------------       ---------
Joseph A. Czyzyk                                                 2,023,921 (2)        31.3%
Randolph E. Ajer                                                   190,125 (3)         2.9%
William L. Silva                                                   189,062 (4)         2.9%
Robert L. List                                                      40,593 (5)           *
  511 17th Street
  Golden, CO 80401
Philip J. Fagan, Jr., M.D                                        2,023,921 (6)        31.3%
  1130 West Olive Avenue
  Burbank, CA 91506
Frederick H. Kopko, Jr                                           2,023,921 (7)        31.3%
  20 North Wacker Drive, Suite 2520
  Chicago, IL 60606
Harold T. Bowling                                                        0               *
  3335 Dona Rosa Drive
  Studio City, CA 91604
CFK Partners, LLP                                                2,023,921 (8)        31.3%
Seymour Kahn                                                             0               0
  213 Fowling
  Playa Del Rey, CA 90293
FMR Corp.                                                          542,940 (9)         8.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
J. H. Whitney Mezzanine Fund, L.L.P                                503,126(10)         7.8%
  177 Broad Street
  Stamford, CT 06901
All directors and executive officers as a group (7 persons)      2,443,701(11)        37.8%

* Less than one percent.

(1) Unless otherwise indicated in the table, the address for each of the individuals named in the table is 5456 McConnell Avenue, Los Angeles, California 90066.

(2) Includes 31,460 shares issuable upon exercise of options exercisable within 60 days from the date hereof. Includes 764 shares held by Mr. Czyzyk, as custodian for his children, and 3,228 shares held by Mr. Czyzyk's wife as custodian for their children, as to which Mr. Czyzyk disclaims beneficial ownership. CFK Partners holds a proxy to vote all shares owned by Mr. Czyzyk. See "Change in Control". Also includes shares held by CFK Partners (see note 8 below).

(3) Includes 23,750 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(4) Includes 37,812 shares issuable upon exercise of options exercisable within 60 days from the date hereof. Includes 151,250 shares beneficially owned by Mr. Silva and which are subject to a security interest in favor of Mercury.

(5) Consists of 40,250 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(6) Includes 146,125 shares issuable upon exercise of options exercisable within 60 days from the date hereof. CFK Partners holds a proxy to vote all shares owned by Dr. Fagan. See "Change in Control". Also includes shares held by CFK Partners (see note 8 below).

(7) Consists of 107,625 shares issuable upon exercise of options exercisable within 60 days from the date hereof. CFK Partners holds a proxy to vote all shares owned by Mr. Kopko. See "Change in Control". Also includes shares held by CFK Partners (see note 8 below).

(8) Consists of (i) 1,140,780 Shares beneficially owned, (ii) 91,000 Shares and options to acquire 146,125 shares owned by Dr. Philip J. Fagan, (iii) 107,625 options owned by Mr. Frederick H. Kopko, Jr., and (iv) 538,391 Shares owned by Mr. Czyzyk (collectively, the "Shares"). On August 7, 2000, CFK Partners f/k/a FK Partners, Dr. Fagan and Messrs. Kopko and Czyzyk filed a Form 13D with the Securities and Exchange Commission with respect to the Shares owned by them. Reference is made to that Form 13D for a complete description of the terms and conditions, including voting terms and conditions, upon which the Shares are being held. See also "Change in Control".

(9) Based on publicly available information reported on February 14, 2000, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is a beneficial owner of 542,940 shares as a result of acting as an investment advisor to various investment companies (the "Funds"). In addition, FMR Corp. and Edward C. Johnson 3d, each has sole power to dispose of 542,940 shares owned by the Funds. Through their ownership of voting common stock and the execution of shareholder's voting agreement, Abigail P. Johnson and other members of the Johnson family may be deemed to be a controlling group with respect to FMR Corp.

(10) Based on publicly available information reported September 10, 1999, J.H. Whitney Mezzanine Fund, L.L.P., ("J. H. Whitney") is the beneficial owner of 503,126 shares which consist of 503,126 shares issuable upon exercise of warrants exercisable within 60 days from the date hereof.

(11) Includes 387,022 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION


EXECUTIVE OFFICERS

        Set forth in the table below are the names, ages and positions held by all executive officers of the Company during fiscal year 2000.


NAME                     AGE                          POSITIONS
----                     ---                          ---------
Seymour Kahn              73       Former Chairman of the Board of Directors

Joseph A. Czyzyk          53       President, Chief Executive Officer, and
                                   Director

Randolph E. Ajer          47       Executive Vice President, Chief Financial
                                   Officer, and Treasurer

William L. Silva          50       Executive Vice President and President of
                                   Maytag Aircraft Corporation ("Maytag")


        Executive officers of the Company are elected and serve at the discretion of the Board of Directors. Set forth below is a brief description of the business experience for the previous five years of all executive officers other than Mr. Czyzyk, who is also a director and whose business experiences are described above under the caption "Information Regarding Nominees."

        Seymour Kahn served as President of Mercury from 1969 until 1989, served as Chief Executive Officer from 1974 until 1998 and served as Chairman of the Board of Directors of Mercury from 1974 until July 2000.

        Randolph E. Ajer has been Chief Financial Officer of Mercury since 1987 and Treasurer since May 1985. Mr. Ajer served as Secretary of Mercury from May 1985 until May 1999. He served as a director of Mercury from September 1989 until December 1990. Mr. Ajer was appointed an Executive Vice President of Mercury in November 1990.

        William L. Silva has been an Executive Vice President of Mercury since August 1993. He has been President and Chief Operating Officer of Maytag Aircraft Corporation since March 2000. He also served as Executive Vice President of Maytag Aircraft Corporation from August 1993 through February 2000, Vice President from November 1987 through July 1993, and Director of Operations from October 1982 through 1987.

EXECUTIVE COMPENSATION

        The following table sets forth the cash compensation paid or accrued by the Company for the Chief Executive Officer and for each of the executive officers (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE


                                                                                LONG-TERM COMPENSATION
                                                                             ---------------------------
                                                                               AWARDS         PAYOUTS
                                                                             ----------     ------------
                                                ANNUAL COMPENSATION          SECURITIES      LONG-TERM
                                 FISCAL      -------------------------       UNDERLYING     COMPENSATION      ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR(1)     SALARY(2)($)     BONUS($)       OPTIONS(#)      PAYOUTS($)     COMPENSATION($)
---------------------------      -------     ------------     --------       ----------     ------------    ---------------
Seymour Kahn (3)                  2000         367,500             -0-             -0-             -0-          14,289(4)
 Chairman of the Board            1999         368,283         286,000             -0-             -0-          14,589
                                  1998         366,042          83,000             -0-             -0-          12,729

Joseph A. Czyzyk                  2000         278,694         150,000             -0-             -0-             980(5)
 President/CEO                    1999         278,694         155,000             -0-             -0-             980
                                  1998         331,371          71,000             -0-             -0-             723

Randolph E. Ajer                  2000         139,467             -0-             -0-             -0-             685(6)
 Executive Vice President         1999         140,013         185,000             -0-             -0-             685
                                  1998         192,913          44,000             -0-             -0-             590

William L. Silva                  2000         189,250             -0-             -0-             -0-             558(7)
 Executive Vice President         1999         189,780         135,000             -0-             -0-             558
                                  1998         233,748         135,000             -0-             -0-             558


------------

(1) The period July 1, 1997 through June 30, 1998 is referred to as Fiscal Year 1998; the period July 1, 1998 through June 30, 1999 is referred to as Fiscal Year 1999; and the period July 1, 1999 through June 30, 2000 is referred to as Fiscal Year 2000.

(2) Includes and has been restated to include loan forgiveness with respect to Mercury financed purchases of Common Stock.

(3) Mr. Kahn served as Chairman of the Board until his retirement in July, 2000, at which time Dr. Fagan was elected to serve as Chairman of the Board. Under the Company's Amended and Restated Bylaws, the Chairman of the Board is currently a non-executive officer position.

(4)   Consists of life insurance premiums in the amount of $14,289.

(5) Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $680, respectively.

(6) Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $385, respectively.

(7) Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $258, respectively.

No named executive officer was granted options during fiscal 2000.

        The following table sets forth information regarding option exercises during fiscal 2000, as well as the number and total of in-the-money options at June 30, 2000, for each of the named executive officers:

             AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES (1)


                                                                                                 VALUE OF
                                                           NUMBER OF UNEXERCISED           UNEXERCISED IN-THE-
                           SHARES            VALUE           OPTIONS AT FISCAL              MONEY OPTIONS AT
                         ACQUIRED ON       REALIZED             YEAR-END (#)           FISCAL YEAR-END ($)(3)(4)
NAME                     EXERCISE (#)      ($)(2)(3)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                     ------------      ---------     -------------------------     -------------------------
Seymour Kahn                   -0-               -0-           144,625/-0-(5)                399,416/-0-(5)
Joseph A. Czyzyk               -0-               -0-            31,460/-0-                   112,312/-0-
Randolph E. Ajer               -0-               -0-            23,750/-0-                    82,650/-0-
William L. Silva               -0-               -0-            37,812/-0-                   111,364/-0-

-----------

(1) As adjusted to effect stock dividends and stock splits since date of issuance.

(2) In accordance with the rules of the Securities and Exchange Commission, the amounts set forth in the "Value Realized" column of this table are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock on the exercise date. The amounts reported thus reflect the increase in the price of the Common Stock from the option grant date to the option exercise date, but do not necessarily reflect actual proceeds received upon option exercises.

(3) For purposes of this table, fair market value is deemed to be the average of the high and low Common Stock price reported by the American Stock Exchange Composite Transactions on the date indicated.

(4)   Based upon a fair market value of $4.97 per share at June 30, 2000.

(5) Includes 45,375 options issued to SKAI, a corporation wholly-owned by Seymour Kahn.

EMPLOYMENT AGREEMENTS

        Mr. Kahn had an employment agreement with Mercury dated as of December 10, 1993 pursuant to which Mercury employed him as Chairman of the Board and Chief Executive Officer for a three year period with automatic one year extensions at the end of each year until either party terminated the agreement in writing prior to such renewal. Under the employment agreement, Mr. Kahn's annual compensation was $367,500 per year. Mr. Kahn resigned as Chief Executive Officer in December 1998 and as Chairman of the Board of Directors in July 2000 and did not receive a bonus for fiscal 2000.

        Mr. Czyzyk has an employment agreement with Mercury, dated as of November 15, 1994, amended as of October 15, 1998, April 1, 1999 and September 11, 2000 pursuant to which Mercury will employ him as its President/Chief Executive Officer for a term ending on November 15, 1997, subject to automatic one-year extensions each successive November 15, unless either party gives 30 days' notice of non-renewal. As of the date hereof, neither Mr. Czyzyk nor Mercury has given notice of non-renewal. The original agreement provided that Mr. Czyzyk's tenure as President/Chief Operating Officer shall serve as a period of training and evaluation for appointment as Chief Executive Officer of Mercury, when and as such position may be vacated by Mr. Kahn, subject to the sole discretion and judgment of the Board of Directors. Mr. Czyzyk assumed the position of Chief Executive Officer in December 1998. The agreement further provides for the continued nomination of Mr. Czyzyk to the Board of Directors of Mercury, so long as Mr. Czyzyk continues to serve as President/Chief Operating Officer.

        Mr. Czyzyk's annual salary under the agreement is $520,000. Mr. Czyzyk also receives a bonus equal to: (i) 25% of his base compensation to the extent that Mercury's operating income on a consolidated basis minus sales and general administrative expense and depreciation (EBIT) for the most recently completed fiscal year exceeds the average of EBIT for the prior three fiscal years; and
(ii) 4.166% of the amount by which EBIT for the most recently completed fiscal year exceeds the average of EBIT for the prior three fiscal years. The amendment of October 15, 1998 provided that EBIT for fiscal 1998 will be deemed to be $15,156,000 (effectively adding back the $7,050,000 loss attributable to an airline bankruptcy). See "Report of the Compensation Committee of the Board of Directors."

        In the event Mr. Czyzyk's employment is terminated for cause, Mr. Czyzyk will not be entitled to receive or be paid a bonus. In the event Mr. Czyzyk's employment is terminated without cause, Mercury will be obligated to pay Mr. Czyzyk the lesser of one year's base compensation or the base compensation that would otherwise be paid to him over the remaining term of the agreement, and a bonus for the fiscal year of termination in an amount which would otherwise be paid to him prorated over the days Mr. Czyzyk was employed by Mercury during the fiscal year of termination. "Cause" is defined in the employment agreement as misappropriation of corporate funds, negligence, Mr. Czyzyk's voluntary abandonment of his job (other than following a Change in Control) or a breach of the employment agreement. In the event of Mr. Czyzyk's death, Mr. Czyzyk's estate or beneficiary will be entitled to receive the death benefits of a $1,000,000 insurance policy, but all other obligations under his employment agreement will terminate and Mercury's only obligation will be to pay Mr. Czyzyk or his estate all accrued salary through the end of the month of his death. In the event of Mr. Czyzyk's disability for a period of more than six (6) weeks, Mr. Czyzyk's base salary will be reduced by 50% during the period of disability. If Mr. Czyzyk is disabled for a period of more than 12 months, Mercury will be obligated to pay Mr. Czyzyk the same amount that would have been paid to Mr. Czyzyk if his employment was terminated without cause, except that all amounts paid to Mr. Czyzyk under any long-term disability insurance policy maintained by Mercury will be credited as if paid by Mercury to Mr. Czyzyk and after giving effect to any federal or state income tax savings resulting from the payment under a disability policy (as opposed to taxable salary). The employment agreement further provides that Mr. Czyzyk may terminate his employment following a "Change in Control", in which event Mr. Czyzyk will be entitled to be paid the lesser of one year's base compensation or the entire balance of his base compensation remaining to be paid to Mr. Czyzyk over the remaining term of the agreement. The agreement provides for a five-year post-employment, non-competition covenant.

CERTAIN TRANSACTIONS

        Pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated August 9, 1993 between Mercury, SK Acquisition, Inc., a Delaware corporation wholly owned by Seymour Kahn ("SKAI") and William L. Silva, SKAI sold 151,250 shares of Common Stock to Mr. Silva at a price of $1.98 per share (as adjusted to reflect stock splits and dividends since the date of the transaction), with Mr. Silva paying a total purchase price of $300,000. On August 9, 1993, the closing price of the Common Stock on the American Stock Exchange was $2.06 per share, as adjusted. Mr. Silva paid $30,000 cash at the closing of his purchase, and agreed to pay the remaining $270,000 over a period of five years from the date of purchase, together with interest at the rate of 10% per annum on the outstanding balance. SKAI advanced the purchase price pursuant to a non-recourse loan, secured by a first security interest in the Common Stock sold to Mr. Silva which has expired by its terms. Mr. Silva also gave SKAI an irrevocable proxy to vote the Common Stock purchased by him for all purposes until June 30, 2000.

        As part of the Stock Purchase Agreement, Mercury agreed to loan the principal balance of the unpaid purchase price to Mr. Silva during the five-year payment period as each payment was required to be made to

SKAI on March 1, June 1, September 1 and December 1 of each year until payment in full on December 1, 1998. Such loan was non-recourse, bears no interest, and was secured by a second security interest in the purchased stock. Mr. Silva paid his own interest on the balance of the purchase price due SKAI from personal funds. Commencing January 1, 1997, and annually thereafter, if he remains employed by Mercury, one-fifth of Mr. Silva's loan will be forgiven. If Mr. Silva remains employed by Mercury through January 1, 2001, his loans will be forgiven in full and his shares of Common Stock will be owned without any further lien in favor of Mercury.

        During fiscal 2000, Mercury loaned Mr. Silva $21,085 which was used to pay withholding taxes associated with the loan forgiveness ($54,000) under the Stock Purchase Agreement. Such loan bears no interest and was repaid with Mr. Silva's year-end bonus.

        Mercury has Indemnity Agreements with each of its directors and executive officers which require Mercury, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers, employees or agents of Mercury, and, under certain circumstances, to advance their expenses incurred as a result of proceedings brought against them. In order to be entitled to indemnification, the executive officer or director must have acted in a manner reasonably believed to be in, or not opposed to, the best interests of Mercury and, with respect to a criminal matter, in a manner which he had no reason to believe was illegal.

COMPENSATION OF DIRECTORS

        During fiscal 2000, directors who were not employees of the Company were paid an annual minimum of $15,000 in fees paid in advance on the annual meeting date and $500 per telephonic meeting paid in arrears after each telephonic meeting. Directors were also reimbursed for their travel, meals, lodging and out-of-pocket expenses incurred in connection with attending Board meetings. In addition, during fiscal 2000 and continuing through fiscal 2001, the law firm of McBreen & Kopko, of which Mr. Kopko is a partner, has been providing legal services to the Company at its standard billing rates. On September 11, 2000 the Board of Directors set Dr. Fagan's compensation as Chairman of the Board at $350,000 for services performed as Chairman pursuant to the Employment contract between Mercury and Dr. Fagan signed September 11, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee consists of Messrs. List, Kopko and Bowling. The Stock Option Committee consists of Messrs. List, Bowling and Kopko.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

        This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing made by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

        Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Company's Chief Executive Officer, Mr. Czyzyk, and the Company's other executive officers, Messrs. Ajer and Silva. The disclosure requirements for the named executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION PHILOSOPHY

        This report reflects the Company's compensation philosophy as endorsed by the Compensation Committee and resulting actions taken by the Company for the reporting periods shown in the various compensation tables supporting this report. The Compensation Committee determines salary and bonus amounts, other award levels and benefits for all executive officers of the Company. Effective April 23, 1998, the Board of Directors formed the Stock Option Committee which is responsible for administering the Company's non-cash compensation plans, including stock option and stock purchase arrangements. During fiscal 2000, the Stock Option Committee did not make any decisions which affected the compensation of the executive officers of the Company. In connection with its decisions, the Compensation Committee reviews and considers the written recommendations of its Chief Executive Officer, Joseph A. Czyzyk and until his resignation in July 2000, the Company's former Chairman of the Board, Mr. Kahn. As described below, a large portion of Mr. Czyzyk's compensation is based on the earnings of the Company and he is a significant shareholder of the Company. Accordingly, the Compensation Committee believes that the recommendations are likely to be consistent with the Compensation Committee's philosophy of encouraging earnings growth and strategic decisions designed to maximize shareholder return.

        The executive compensation programs of the Company have been designed to:

        - Embody a pay for performance policy where compensation amounts are affected by corporate, operating unit and individual performance as measured by earnings;

        - Motivate key senior executives to achieve strategic business initiatives and reward them for their achievements;

        - Provide compensation opportunities which are, in the judgment of the Compensation Committee, comparable to those offered by other leading companies, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

        - Align the interest of executives with long-term interests of the shareholders through common stock ownership and stock option programs.

COMPENSATION MECHANISMS

        At present, the executive compensation program is comprised of salary, annual cash bonus programs, long-term incentive opportunities in the form of Company financed stock ownership opportunities and stock options and other benefits typically provided to executives by major corporations.

        Executive officer salaries are determined based on individual performance, position, tenure, salary history, internal comparability considerations and in some instances the results of arm's length negotiations in connection with the start-up of a new operating unit. In determining salaries, the Compensation Committee uses the personal knowledge of its members regarding compensation levels for similar positions at other companies generally. The Compensation Committee has not commissioned peer group or other salary surveys to determine salaries at comparable companies. For each executive officer, a significant portion of total compensation is a bonus based on the earnings of the Company or the specific operating unit for which he has profit and loss statement responsibility. As a result, an executive officer's compensation can vary substantially from year-to-year based on the Company's or a specific operating unit's earnings performance. For fiscal 2000 and 2001, the bonus for executive officers with operating unit responsibility was/will be based on an individual's success in exceeding the budgeted earnings for his operating unit. The budgeted earnings for each unit are based on a comprehensive review of unit operations conducted by Messrs. Czyzyk and Ajer and the responsible executive officer at the start of each fiscal year and are subject to approval by the Board of Directors. During the budget process, Messrs. Czyzyk and Ajer focus on challenging each executive officer to attain revenue growth and cost savings for his operating unit. As described below, the bonus plan for Messrs. Czyzyk and Ajer is based on exceeding the Company's average earnings for the prior three years, encouraging Messrs. Czyzyk and Ajer to budget for aggressive growth. The Compensation Committee also retains discretion to reward exceptional achievement or correct over-all inequities through discretionary bonuses.

        Each of the Company's executive officers is also compensated in part through Company financed common stock ownership and stock options. The Company currently has in place the 1990 Long-Term Incentive Plan and 1998 Long-Term Incentive Stock Option Plan which provides for stock option grants to key employees at the current fair market value on the date of grant. Each of the Company's executive officers currently holds options granted under the 1990 Long-Term Incentive Plan. Option awards to each executive officer have been based on the executive's level of responsibility, past performance and internal comparability considerations. In addition, the Company financed the purchase of 151,250 shares of Common Stock at $1.98 per share for each of Messrs. Ajer and Czyzyk over a seven-year period ended March 31, 1998 and is currently financing a purchase of 151,250 shares of Common Stock at $1.98 per share over a seven-year period ending January 1, 2001 subject to continued employment for Mr. Silva. The shares were purchased from SKAI, a corporation wholly-owned by Mr. Kahn. In addition to serving as a compensation device, the stock purchase program was designed to insure an orderly transition in control of the Company, to avoid excessive dilution and to some degree to maintain internal comparability in officer compensation. As a result of the stock options and company financed stock purchases, each executive officer has a strong incentive to continue his association with the Company and to enhance the value of the Company's equity securities in the long-term.

        During fiscal 2000, one of the executive officers requested assistance in paying taxes associated with the annual forgiveness of the stock purchase loans. The Compensation Committee determined that such officer should invest in his own future and the Company by personally bearing the taxes associated with the loan forgiveness. The Compensation Committee agreed, however, to somewhat mitigate the cash flow effects of the withholding for taxes by providing annual, interest-free loans to be paid back from bonus or payroll deductions. See "Certain Transactions."

EXECUTIVE OFFICER COMPENSATION

        During fiscal 1998, the Company experienced a loss of $7,050,000 associated with a customer bankruptcy. The effect of such loss was to reduce fiscal 1999 EBIT below the applicable trailing three-year average. Without such loss, EBIT growth during fiscal 1998 was extremely strong. Accordingly, the Compensation Committee determined to reward Messrs. Ajer and Czyzyk (who have EBIT based bonus formulas) for adjusted EBIT growth by awarding discretionary bonuses equal to 25% of each such officer's base salary. On the other hand, to avoid lowering the trailing three-year EBIT average in future years, and inflating future years' bonuses, the Compensation Committee adjusted fiscal 1998 EBIT upward for purposes of all future bonus calculations by the amount of the bankruptcy loss.

        Mr. Czyzyk is compensated pursuant to an employment agreement described under "Employment Agreements." A cash bonus plan for Mr. Ajer was approved by the Board of Directors in November 1990

(commencing fiscal 1991). The Compensation Committee continued the bonus plan during fiscal 2000 and will continue the bonus plan during fiscal 2001, subject to the adjustment to fiscal 1998 EBIT for a bankruptcy loss describe above. The two-part bonus plan is based on EBIT of the Company for the year in which the bonus is calculated. Under Part I of the bonus plan, if the bonus year's EBIT meets or exceeds the trailing three-year EBIT average, Mr. Ajer is entitled to a bonus equal to 25% of his salary. For years where EBIT falls below the trailing three-year average, any bonus paid to Mr. Ajer is solely at the discretion of the Compensation Committee. Under Part II of the bonus plan, an additional bonus is paid to Mr. Ajer in an amount equal to 4.166% of any increase in the bonus year's EBIT level over the trailing three-year average EBIT level.


COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to a corporation's chief executive officer and four other most highly compensated individuals. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Because the current compensation levels of the Company's executive officers are well below the $1 million threshold, the Compensation Committee has not determined what steps are required to structure qualifying performance-based compensation and whether or not the required steps would be in the best interest of the Company.

                                             Compensation Committee Members
                                             Robert L. List
                                             Frederick H. Kopko, Jr.
                                             Harold T. Bowling

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

        The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held one meeting during fiscal 2000.

        In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2000 for filing with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

        A copy of the Audit Committee Charter is attached hereto as Appendix D.


                                           Robert L. List, Audit Committee Chair

                                       Harold T. Bowling, Audit Committee Member

                                                                NOVEMBER 3, 2000

                          STOCK PRICE PERFORMANCE GRAPH

        The Stock Price Performance Graph set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing made by the Company under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

        The graph below compares cumulative total return of Mercury Air Group, Inc., the AMEX Market Value and the S & P Transportation Index.


* $100 INVESTED ON 06/30/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING JUNE 30.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG MERCURY AIR GROUP, INC., THE AMEX MARKET VALUE INDEX,
                       AND THE S & P TRANSPORTATION INDEX


                              [PERFORMANCE GRAPH]



                                      6/95      6/96      6/97      6/98      6/99      6/00
                                      ----      ----      ----      ----      ----      ----
MERCURY AIR GROUP, INC.              100.00    105.57    104.83    127.92    110.24     83.20
AMEX MARKET VALUE                    100.00    115.09    123.53    154.95    174.66    205.72
S & P TRANSPORTATION                 100.00    125.60    157.09    175.19    188.33    145.15

CHANGE IN CONTROL

        On July 27, 2000, Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk (collectively, the "Partners") formed CFK Partners f/k/a FK Partners, an Illinois general partnership ("CFK Partners"), to hold beneficially, pursuant to a partnership agreement, 2,023,921 shares of common stock, which represents 31.3% of the voting securities of the Issuer.

        CFK Partners holds all Shares beneficially owned by the Partners. Effective on July 27, 2000, the date of the Partnership Agreement, all Shares and options to acquire Shares formerly held by Dr. Fagan (91,000 Shares and options to acquire 146,125 Shares), Mr. Kopko (options to acquire 107,625 Shares), and Mr. Czyzyk (506,931 Shares and options to acquire 31,460 Shares) are held by CFK Partners. CFK Partners did not pay for any of the Shares or options to acquire Shares formerly held by the Partners. In addition, CFK Partners acquired 1,140,780 Shares from Mr. Seymour Kahn for $10.00 per share on July 27, 2000 payable in cash per share for a total of $7,985,460 and $3.00 per Share in the form of a Promissory Note to Seymour Kahn (the "Kahn Note") for a total of $3,422,340. No Partners are required to make an initial capital contribution to the Partnership. However, each Partner guaranteed (i) a loan in the amount of $7,985,460 from Bank of America, N.A. in the form of a note (the "Bank Note") and (ii) a note to Seymour Kahn in the amount of $3,422,340 in the form of a note (the "Kahn Note"). In order to pay interest on the Bank Note and the Kahn Note, the Partners will contribute to the Partnership such additional amounts described in the Partnership Agreement.

        Pursuant to Section 7 of the Partnership Agreement, the Partners have agreed that the Shares shall be voted for Mr. Czyzyk, Dr. Fagan, and Mr. Kopko, or as designated by Mr. Czyzyk, Dr. Fagan and Mr. Kopko, respectively. In the event of death or withdrawal of a Partner, the two remaining Partners will decide upon the third director for whom the Shares shall be voted. In all other matters with respect to the Issuer, each Partner agrees that the Shares will be voted as directed by a majority vote of the Partners. In the event of the death or withdrawal of a Partner, the Shares will be voted as directed by the remaining Partners, acting unanimously. Pursuant to the Partnership Agreement, the Partners agreed to elect Dr. Fagan as the Chairman of the Board of Directors of the Issuer and to enact a change to the Issuers' bylaws to make the Chairman of the Board's position a non-executive officer position.

                    PROPOSAL 2 - ADOPTION OF REINCORPORATION


        The board of directors has unanimously approved and declared advisable a proposed reincorporation to change our state of incorporation form New York to Delaware.


                                  REQUIRED VOTE

        The reincorporation will be approved if it receives vote equal to two-thirds of the shares of stock entitled to vote at the meeting.

        The board of directors recommends that you vote FOR the approval of the proposed reincorporation that would change our state of incorporation from New York to Delaware.


                         DESCRIPTION OF REINCORPORATION

        Prior to effecting the reincorporation, we will form a wholly owned subsidiary in the State of Delaware called "Mercury Air Group, Inc." The reincorporation will be effected by merging the New York corporation with and into the Delaware corporation in accordance with the terms of an Agreement and Plan of Merger. The address and phone number of the principal executive office of the Delaware corporation will be the same as ours.

        Upon completion of the merger:

        -      the New York corporation will cease to exist;

        - the Delaware corporation will continue to operate under the name "Mercury Air Group, Inc.";

        - our shareholders will automatically become the stockholders of the Delaware corporation;

        - our shareholders will have rights as stockholders of the Delaware corporation and no longer as shareholders of the New York corporation, and such rights will be governed by Delaware law, the Delaware corporation's certificate of incorporation and the Delaware corporation's bylaws rather than by New York law, our existing certificate of incorporation and our existing bylaws; and

        - options and warrants to purchase shares of our common stock automatically will be converted into options and warrants to acquire an equal number of shares of the Delaware corporation's common stock. The reincorporation will not result in any change in our physical location, business, management, assets, liabilities, net worth or employee benefit plans. Our directors and officers immediately prior to the merger will serve as the directors and officers of the Delaware corporation following the merger. Approval of the reincorporation will constitute approval of the merger and the merger agreement. Following the annual meeting, if the reincorporation is approved by our shareholders, we, upon satisfaction of applicable regulatory requirements and the obtaining of third party consents, will submit the appropriate documents to the offices of the New York Secretary of State and the Secretary of State of the State of Delaware for filing.

        The shareholders' approval of the reincorporation will constitute their approval of all of the provisions of the Delaware corporation's certificate of incorporation and the Delaware corporation's bylaws, including the limitation of director liability and indemnification of directors and officers under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to us and our shareholders in the future.

        The governance of the Delaware corporation by Delaware law, the Delaware corporation's certificate of incorporation and bylaws will alter certain rights of the shareholders.

        The shareholders' approval of the reincorporation will mean that after the merger, the Delaware's certificate of incorporation and bylaws as they exist immediately prior to the merger will be the certificate of incorporation and bylaws of the Delaware corporation as the surviving company. Such certificate of incorporation and bylaws will be substantially in the form attached to this proxy statement as Appendix A and Appendix B, respectively.

        Under the merger agreement, each outstanding share of our common stock will automatically be converted into one share of the Delaware corporation's common stock upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of common stock will continue to represent the same number of shares of common stock of the Delaware corporation. It will not be necessary for shareholders to exchange their existing stock certificates for the Delaware corporation's stock certificates. However, shareholders may exchange their certificates if they so choose.

SUMMARY OF THE MERGER AGREEMENT AND ITS EFFECTS

        The discussion set forth below is a summary of the merger agreement and certain of its effects. It is qualified in its entirety by reference to the merger agreement attached to this proxy statement as Appendix C.

        The reincorporation and the merger agreement have been unanimously approved and declared advisable by the board of directors. If approved by the shareholders, the reincorporation and the merger will become effective upon the filing of the merger agreement and related documentation with the Secretary of State of the State of Delaware. The board of directors intends that the reincorporation be consummated as soon as practicable following the annual meeting, the obtaining of third party consents and the satisfaction of applicable regulatory requirements, if any. Nonetheless, the merger agreement allows for the board of directors to abandon or postpone the merger or to amend the merger agreement either before or after the shareholders' approval has been obtained and before the effective time, if circumstances arise causing the board of directors to deem either such action advisable.

REASONS FOR THE REINCORPORATION

        In recent years, a number of major public corporations have obtained the approval of their shareholders to reincorporate in Delaware. The board of directors believes it is beneficial and important that we also obtain the advantages of Delaware law. The board of directors believes the proposed change in domicile is in the best interests of the company and our shareholders for several reasons, including:

        - the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs;

        - the more predictable corporate environment afforded by Delaware to directors and officers; and

        - the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and with respect to anti-takeover measures.

        Delaware has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, the General

Corporation Law of the State of Delaware has become widely regarded as the most well-defined body of corporate law in the United States. Because of Delaware's prominence in this area, both the legislature and courts in Delaware have acted quickly and effectively to meet changing business needs. The Delaware courts have developed expertise in dealing with corporate issues and a substantial body of case law with respect to corporate legal affairs. These factors often provide the directors and officers of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

AFFECT ON DIRECTORS AND OFFICERS

        The board of directors believes that reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the company. The law of Delaware offers reduced risk, greater certainty and stability from the perspective of those who serve as corporate officers and directors. To date, we have not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, we believe that the better understood, more developed, and comparatively stable corporate environment afforded by Delaware case law will enable us to compete more effectively with other public companies, many of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

        The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under New York law. In addition, the protection from liability and ability to provide indemnification for directors and officers is somewhat greater under Delaware law than under existing New York law. Accordingly, the board of directors believes that our corporate objectives can be better achieved by reincorporating in Delaware, and by including provisions in the certificate of incorporation and bylaws of the Delaware corporation to eliminate personal liability of directors and officers and to provide for their indemnification to the maximum extent permitted by Delaware law.

DISADVANTAGES OF THE REINCORPORATION

        Despite the unanimous belief of the board of directors that the reincorporation is in the best interests of the company and our shareholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states.

AUTHORIZED SHARES OF CAPITAL STOCK

        Our certificate of incorporation authorizes 18,000,000 shares of common stock, par value $.01 per share, and 3,000,000 shares of preferred stock, par value $.01 per share of which 6,472,955 shares of common stock are issued and outstanding and no shares of preferred stock are issued and outstanding as of September 13, 2000. The Delaware corporation's certificate of incorporation also provides for 18,000,000 shares of common stock, par value $.01 per share and 3,000,000 of preferred stock, $.01 par value per share ("Delaware Shares"). The Delaware corporation will not issue any shares of any stock in connection with the reincorporation, other than the shares into which our shares of common stock will convert.

CONVERSION OF THE STOCK

        After the reincorporation becomes effective, the Delaware corporation will issue a press release announcing that the transaction has occurred. At the effective date, the holders of the shares of our common stock will become holders of shares of the Delaware corporation. Our shares of common stock will automatically convert into shares of common stock of the Delaware corporation on the effective date, on these terms:

        -      The conversion will be on a one-for-one basis; and

        - Each share of the common stock of the company which is issued and outstanding immediately prior to the effective date will become one share of the common stock of the Delaware corporation.

NEW STOCK CERTIFICATES

        At the Effective Date, each stock certificate representing shares of our common stock that were issued and outstanding just before the merger will automatically represent the same number of shares of common stock of the Delaware corporation. Therefore, our shareholders will not need to exchange their stock certificates for new Delaware corporation stock certificates following merger.

        The Delaware corporation will issue new certificates representing shares of the Delaware corporation's common stock in connection with stock transfers occurring after the effective date. In addition, on written request, the Delaware corporation will issue new certificates of the Delaware corporation to anyone who holds our stock certificates.

FREELY TRADABLE SHARES

        After the merger, shareholders may continue to make sales or transfers of shares of common stock of the Delaware corporation using our stock certificates. Shareholders whose shares of common stock were freely tradable before the merger will own shares of common stock of the Delaware corporation which are freely tradable after the merger. Similarly, any shareholder holding securities with transfer restrictions before the merger will hold securities of the Delaware corporation which have the same transfer restrictions after the merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware corporation's stock certificates will be deemed to have acquired their shares on the same date they are deemed to have acquired their Mercury shares.

        After the merger, the Delaware corporation will continue to be a publicly held company. The Delaware corporation will also file with the Securities and Exchange Commission and provide to its stockholders the same types of information that we have previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

        The discussion of United States federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences which may apply to a shareholder. You are strongly urged to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

        The following discussion sets forth the principal United States federal income tax consequences of the reincorporation to our shareholders. The following disclosure addresses only the United States federal income tax consequences to our shareholders who hold their shares as a capital asset. The following disclosure does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based upon the Internal Revenue Code of 1986, as amended, laws, regulations, rulings and decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to any of the matters discussed herein. No rulings have been or will be requested from the IRS with respect to any of the matters discussed herein. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

        Our shareholders who receive Delaware corporation shares upon the automatic conversion of their New York corporation common stock into Delaware corporation common stock pursuant to the plan of merger will not recognize gain or loss for United States federal income tax purposes. Each of our shareholder's aggregate tax basis in the Delaware corporation shares received will equal his, her or its aggregate tax basis in the New York corporation shares automatically converted pursuant to the plan of merger. The holding period of the Delaware corporation shares will include the holding period of the New York corporation shares automatically converted pursuant to the plan of merger.

ACCOUNTING TREATMENT

        In accordance with generally accepted accounting principles, we expect that the merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVALS

        The merger is not expected to be consummated until we have obtained all required consents of governmental authorities. To our knowledge, the only required consents to the consummation of the merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York and the filing of a Certificate of Merger with the Secretary of State of the State of Delaware.

        Third party consents to the merger are not expected to be consummated until we have obtained all required consents of third parties. We believe consents may be required from various airports, lenders, and holders of significant contracts.

ABANDONMENT OF THE REINCORPORATION

        The board of directors will have the right to abandon the merger agreement and thus the reincorporation and take no further action towards reincorporating us in Delaware at any time before the effective date, even after shareholder approval, if for any reason the board of directors determines that it is not advisable to proceed with the reincorporation.


                  COMPARISON OF SHAREHOLDER/STOCKHOLDER RIGHTS

        The relative rights of the stockholders of the Delaware corporation and the shareholders of the New

York corporation and a number of other corporate governance matters will differ between the Delaware corporation and the New York corporation. These differences arise as a result of differences between the General Corporation Law of Delaware and the New York Business Corporation Law and differences between each company's respective certificates of incorporation and bylaws. The following discussion identifies what the board of directors, with the advice of counsel, believes to be the most significant of these differences.

        Shareholders are advised that many provisions of Delaware law and New York Law may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, the following discussion is qualified in its entirety by reference to Delaware law, New York law, case law applicable in Delaware and in New York, and the charter documents of each of the companies. Copies of the charter documents are available for inspection at our principal office and will be sent to shareholders upon request.


                   SELECTED DIFFERENCES IN THE CORPORATE LAWS
                            OF DELAWARE AND NEW YORK

INDEMNIFICATION OF DIRECTORS AND OFFICERS

        New York law and Delaware law both allow a corporation to indemnify its directors and officers in connection with derivative and non-derivative actions. Moreover, both generally require that the person to be indemnified must have acted in good faith and in a manner the person reasonably believed to be consistent with the best interests of the corporation. Both certificates of incorporation generally provide for indemnification to the maximum extent permitted by applicable law.

INSURANCE FOR DIRECTORS AND OFFICERS

        New York law permits a corporation to purchase insurance for its directors and officers against liabilities arising from actions and omissions of the insured person, provided that such insurance does not provide for any payment, other than cost of defense, where a final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled. Delaware law permits a corporation to purchase insurance for its directors, officers, employees or agents against any liability incurred in such capacity and does not contain the limitations described above.

LIMITATION OF DIRECTORS' LIABILITY

        The certificate of incorporation and bylaws of the Delaware corporation contain provisions eliminating the personal liability of directors to the fullest extent permitted by Delaware law. Our certificate and bylaws do not contain these provisions.

NUMBER OF DIRECTORS

        Our bylaws, in accordance with New York law, provide that the number of directors constituting the board shall be determined by resolution of the shareholders or the board of directors, but in no event shall be less than three. Currently, there are five members of the board of directors.

        Delaware law provides that the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number. The Delaware corporation's bylaws provide that the board shall consist of at least three directors, as set by the board. The Delaware corporation's organizational consent provides for an initial board of directors made up of five members.

TRANSACTIONS WITH INTERESTED DIRECTORS

        New York law provides several methods for establishing the validity of transactions between a corporation and interested directors including a vote by the uninterested directors. The comparable provision of Delaware law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because such director's votes are counted if the material facts of such interest are known to the board and the board in good faith authorizes the transaction by vote of a majority of the disinterested directors or such interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

LOANS AND GUARANTEES OF OBLIGATIONS OF DIRECTORS

        Under New York law, we may not lend money to or guarantee the obligation of a director unless the loan or guarantee is approved by the shareholders, with the holders of a majority of the votes of the shares entitled to vote thereon constituting a quorum. Shares held by directors who are benefited by such loan or guarantee are not entitled to vote or to be included in the determination of a quorum.

        Delaware law contains no similar provision, and the board of directors may authorize loans or assistance to or guarantees of indebtedness of employees and officers, including any employee or officer who is a director, whenever, in the judgment of the board of directors, such loan, assistance or guaranty is in the best interest of the corporation.

SHAREHOLDER ACTION BY WRITTEN CONSENT

        New York law allows shareholder action without a meeting upon the written consent of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation expressly permits majority shareholder consent. Our certificate of incorporation does not permit majority consent.

        Delaware law permits stockholder action without a meeting upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. The Delaware corporation's certificate of incorporation provides for action by majority written consent. As a result, a small number of stockholders in the Delaware corporation will have the ability to approve certain matters without a shareholder vote. See "Principal Shareholders" and "Change in Control".

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

        New York law requires that the holders of two-thirds of our outstanding stock approve certain mergers, consolidations, or sales of all or substantially all assets that may occur outside the ordinary course of business or dissolution. Under Delaware law and the Delaware corporation's certificate of incorporation, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets. Furthermore, in the case of certain mergers under Delaware law, stockholders of the surviving corporation do not have to approve the merger at all.

DISSENTERS' RIGHTS

        New York law provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to certain mergers and consolidations, certain dispositions of assets requiring shareholder approval, certain share exchanges, or certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder.

        Delaware law provides such dissenters' rights only in the case of stockholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under New York law), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware corporation's certificate of incorporation does not provide for any additional appraisal rights.

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS; ANTI-TAKEOVER IMPLICATIONS

        Provisions in both New York law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York law and Delaware law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

        Under New York law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder", unless the board of directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired his or her shares. An "interested shareholder" under New York law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock.

        Delaware law generally prohibits an "interested stockholder" from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless the business combination is approved in advance by the board of directors, or at or subsequent to such time, the business combination is approved by the board of directors and by the affirmative vote at a meeting of at least two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder. An "interested stockholder" under Delaware law is any person other than the corporation and its majority-owned subsidiaries who beneficially owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years. Delaware law also provides that a corporation's certificate of incorporation may elect to not apply this rule in certain instances. The Delaware corporation's certificate of incorporation does not apply this rule.

        Delaware law, like the comparable provision of New York law, may have anti-takeover effects because it restricts "business combinations" with "interested stockholders". The reincorporation is not being proposed in order to prevent a business combination or change in control and the board of directors is not aware of any present attempt to acquire control of us or to obtain representation on our board of directors.

PROXIES

        Under New York law, a proxy cannot be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Under Delaware law and the Delaware corporation's bylaws, a proxy cannot be voted or acted upon after three years from its date unless such proxy provides for a longer period.

                  SELECTED DIFFERENCES IN THE CHARTER DOCUMENTS

        The Delaware corporation's certificate of incorporation and bylaws will be in effect and will govern the rights of stockholders in the event the reincorporation is approved and the merger takes place. The Delaware corporation's charter documents are substantially similar to our charter documents. The differences between the two are primarily a result of differences between New York law and Delaware law as discussed above. Set forth below is a summary of the material changes in the Delaware corporation's charter documents from our current charter documents.

        The following summary does not purport to be a complete statement of such changes or of the Delaware corporation's certificate of incorporation and bylaws and is qualified in its entirety by reference to such charter documents. Copies of the charter documents are available for inspection at our principal office and copies will be sent to shareholders upon request.

SPECIAL MEETINGS

        Our bylaws provide that special meetings of shareholders may be called at the behest of the President (or, in the absence or disability of the President, any Vice President) or by the board of directors. The Delaware corporation's bylaws provide that special meetings of stockholders may be called at the behest of the chief executive officer, president, a majority of the board of directors or the holders of a majority of the shares of the company entitled to vote at such meeting.

QUORUM

        Our bylaws provide that the presence, in person or represented by proxy, of one-third of the shareholders entitled to vote at a meeting of shareholders shall constitute a quorum. The Delaware corporation's bylaws provide that the presence of a majority of the shares entitled to vote, in person or represented by proxy, shall constitute a quorum.

INDEMNIFICATION AND LIMITATION OF LIABILITY

        The Delaware corporation's certificate of incorporation and our bylaws each provide for indemnification of directors and officers to the fullest extent permitted by law and expressly authorize the corporation to purchase and maintain directors' and officers' liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual.

                              SECTION 16 DISCLOSURE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no annual corrective filings were required for those persons, the Company believes that except for Harold T. Bowling who filed one late Form 3, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

             INFORMATION RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's independent public accountants for fiscal year 2000 were Deloitte & Touche and the Board of Directors of the Company has selected Deloitte & Touche as the Company's independent public accountants for fiscal year 2001. Representatives of Deloitte & Touche are expected to be present at the Meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so.

                           ANNUAL REPORT ON FORM 10-K

        A copy of the Company's Annual Report on Form 10-K to Shareholders for the fiscal year ended June 30, 2000, (the "10-K"), has been mailed to each shareholder of record as of October 26, 2000. Any such shareholder may request copies of the exhibits to the 10-K by mailing such request to Wayne J. Lovett, Secretary, Mercury Air Group, Inc., 5456 McConnell Avenue, Los Angeles, California 90066. Such request must indicate the name of the shareholder, the shareholder's telephone number, the amount of shares held on October 26, 2000, the specific exhibits requested and the address to which the exhibits are to be sent. The Company reserves the right to charge for its copying expenses before providing any requested exhibits.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Any shareholder proposal intended to be presented at the Company's next annual meeting must be received by Wayne J. Lovett, the Secretary of the Company, at 5456 McConnell Avenue, Los Angeles, California 90066, no later than June 30, 2001 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                  OTHER MATTERS

        Management knows of no other matter to be presented at the Meeting which are proper subjects for action by the shareholders. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

        The Annual Report to Shareholders of the Company for the fiscal year ended June 30, 2000 has been mailed to the shareholders of the Company with this Proxy Statement. Except to the extent that portions of such report are specifically referenced in this Proxy Statement, such report is not to be regarded as proxy soliciting material and is not incorporated in this Proxy Statement.

                                             By Order of the Board of Directors


Los Angeles, California                      Wayne J. Lovett
November 3, 2000                             Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                            MERCURY AIR GROUP, INC.


        The undersigned natural person, acting as an incorporator of a corporation under the General Corporation Law of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                   ARTICLE I
                                      NAME

        The name of the corporation is Mercury Air Group, Inc. (the "CORPORATION").


                                   ARTICLE II
                                     PURPOSE

        The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                  ARTICLE III
                                     SHARES

        The aggregate number of shares which the Corporation has authority to issue is eighteen million (18,000,000) shares of common stock, $.01 par value per share, and three million (3,000,000) shares of preferred stock, $.01 par value per share. The shares are designated as common stock and have identical rights and privileges in every respect.


                                   ARTICLE IV
                           DENIAL OF PREEMPTIVE RIGHTS

        Except as may be set forth in a written agreement executed by an authorized representative of the Corporation, no stockholder of the Corporation or other person shall have any preemptive right to purchase or subscribe to any shares of any class or any notes, debentures, options, warrants or other securities, now or hereafter authorized.

                                    ARTICLE V
                           REGISTERED OFFICE AND AGENT

        The street address of the initial registered office of the Corporation is 1209 Orange Street, Wilmington, Delaware 19801 and the name of its initial registered agent at such address is The Corporation Trust Company.


                                   ARTICLE VI
                                INITIAL DIRECTORS

        The number of directors constituting the initial Board of Directors is five (5) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the stockholders, or until their successor or successors are elected and qualify are:



                                  Appendix "A"
                                       A-1

        Philip J. Fagan, Jr., M.D.                Harold T. Bowling
        P.O. Box 438                              3335 Dona Rosa Drive
        Zephyr Cove, NV  89448                    Studio City, CA  91604

        Joseph A. Czyzyk                          Robert L. List
        Mercury Air Group, Inc.                   511 17th Street
        5456 McConnell Avenue                     Golden, CO  80401
        Los Angeles, CA  90066

        Frederick H. Kopko, Jr.
        McBreen & Kopko
        20 North Wacker Drive, Suite 2520
        Chicago, IL  60606


                                   ARTICLE VII
                  LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

        To the greatest extent permitted by applicable law, no director (including any advisory director) of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, the foregoing shall not limit the liability of a director (including any advisory director) (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VIII
                                    INDEMNITY

        SECTION 8.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

        SECTION 8.2 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

        SECTION 8.3 Notwithstanding the other provisions of this Article VIII, to the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

        SECTION 8.4 Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or
(iii) by the stockholders, that indemnification of the Director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 8.1 and 8.2.

        SECTION 8.5 Costs, charges and expenses (including attorneys, fees) incurred by a person referred to in Sections 8.1 and 8.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

        SECTION 8.6 Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section 8.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article VIII shall be enforceable by the Director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        SECTION 8.7 The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article VIII shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article VIII is in effect. No amendment or repeal of this Article VIII or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this Article VIII with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this
Article VIII is in effect. The provisions of this Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article VIII.

        SECTION 8.8 For purposes of this Article VIII:

                (i) "THE CORPORATION" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

                (ii) "OTHER ENTERPRISES" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

                (iii) "SERVING AT THE REQUEST OF THE CORPORATION" shall include any service which imposes duties on, or involves services by, a Director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

                (iv) "FINES" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                (v) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2; and

                (vi) Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

        SECTION 8.9 If this Article VIII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the full extent permitted by applicable law.

        SECTION 8.10 The Corporation shall purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                   ARTICLE IX
                                     BYLAWS

        The Bylaws of the Corporation may be amended or repealed, or new Bylaws may be adopted, (i) by the Board of Directors of the Corporation at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the holders of a majority of the shares represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

                                    ARTICLE X
                                  INCORPORATOR

        The name and address of the incorporator is:

                     The Corporation Trust Company
                     1209 Orange Street
                     Wilmington, DE  19801

        The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly I have hereunto set my hand this the ___ day of October, 2000.

                                     BYLAWS

                                       OF

                             MERCURY AIR GROUP, INC.

                                  APPENDIX "B"


                                TABLE OF CONTENTS



                                                                                               Page
                                                                                              ------
Article 1 - Offices ......................................................................      1

              Section 1.1   Registered Office ............................................      1
              Section 1.2   Other Offices ................................................      1

Article 2 - Meetings of Stockholders .....................................................      1

              Section 2.1   Place of Meetings ............................................      1
              Section 2.2   Annual Meeting ...............................................      1
              Section 2.3   Special Meetings .............................................      1
              Section 2.4   Notice .......................................................      1
              Section 2.5   Voting List ..................................................      2
              Section 2.6   Quorum .......................................................      2
              Section 2.7   Required Vote ................................................      2
              Section 2.8   Proxies ......................................................      2
              Section 2.9   Record Date ..................................................      3
              Section 2.10  Action Without a Meeting .....................................      4
              Section 2.11  Inspectors of Elections ......................................      5

Article 3 - Directors ....................................................................      5

              Section 3.1   Management ...................................................      5
              Section 3.2   Number; Classes; Election ....................................      5
              Section 3.3   Change in Number .............................................      5
              Section 3.4   Removal ......................................................      5
              Section 3.5   Vacancies and Newly Created Directorships ....................      6
              Section 3.6   Cumulative Voting Prohibited .................................      6
              Section 3.7   Place of Meetings ............................................      6
              Section 3.8   Annual Meetings ..............................................      6
              Section 3.9   Regular Meetings .............................................      6
              Section 3.10  Special Meetings .............................................      6
              Section 3.11  Quorum .......................................................      6
              Section 3.12  Action Without Meeting; Telephone Meetings ...................      7
              Section 3.13  Chairman of the Board ........................................      7
              Section 3.14  Compensation .................................................      7

Article 4 - Committees ...................................................................      7

              Section 4.1   Designation ..................................................      7
              Section 4.2   Number; Term .................................................      7
              Section 4.3   Authority ....................................................      7
              Section 4.4   Committee Changes; Removal ...................................      8
              Section 4.5   Alternate Members; Acting Members ............................      8
              Section 4.6   Regular Meetings .............................................      8
              Section 4.7   Special Meetings .............................................      8
              Section 4.8   Quorum; Majority Vote ........................................      8
              Section 4.9   Minutes ......................................................      8
              Section 4.10  Compensation .................................................      8

Article 5 - Notices ......................................................................      9

              Section 5.1   Method .......................................................      9
              Section 5.2   Waiver .......................................................      9
              Section 5.3   Exception to Notice Requirement ..............................      9

Article 6 - Officers .....................................................................     10

              Section 6.1   Officers .....................................................     10
              Section 6.2   Election .....................................................     10
              Section 6.3   Compensation .................................................     10
              Section 6.4   Removal and Vacancies ........................................     10
              Section 6.5   Chief Executive Officer/President ............................     10
              Section 6.6   Chairman of the Board ........................................     11
              Section 6.7   Executive Vice Presidents/Vice Presidents ....................     11
              Section 6.8   Secretary ....................................................     11
              Section 6.9   Assistant Secretaries ........................................     11
              Section 6.10  Chief Financial Officer ......................................     12
              Section 6.11  Other Officers ...............................................     12

Article 7 - Certificates Representing Shares .............................................     12

              Section 7.1   Certificates .................................................     12
              Section 7.2   Legends ......................................................     12
              Section 7.3   Lost Certificates ............................................     12
              Section 7.4   Transfer of Shares ...........................................     13
              Section 7.5   Registered Stockholders ......................................     13

Article 8 - Indemnification ..............................................................     13

              Section 8.1   Actions, Suits or Proceedings other than by or in the
                            Right of the Corporation .....................................     13
              Section 8.2   Actions or Suits by or in the Right of the
                            Corporation ..................................................     13
              Section 8.3   Indemnification for Costs, Charges and Expenses of
                            Successful Party .............................................     14
              Section 8.4   Determination of Right to Indemnification ....................     14
              Section 8.5   Advance of Costs, Charges and Expenses .......................     14
              Section 8.6   Procedure for Indemnification ................................     15
              Section 8.7   Other Rights; Continuation of Right to Indemnification .......     15
              Section 8.8   Construction .................................................     16
              Section 8.9   Savings Clause ...............................................     16
              Section 8.10  Insurance ....................................................     17

Article 9 - General Provisions ...........................................................     17

              Section 9.1   Dividends ....................................................     17
              Section 9.2   Reserves .....................................................     17
              Section 9.3   Authority to Sign Instruments ................................     17
              Section 9.4   Fiscal Year ..................................................     18
              Section 9.5   Seal .........................................................     18
              Section 9.6   Transactions with Directors and Officers .....................     18
              Section 9.7   Amendments ...................................................     18

                                     BYLAWS
                                       OF
                             MERCURY AIR GROUP, INC.



                                    ARTICLE 1
                                     OFFICES

        Section 1.1 Registered Office. The registered office and registered agent Mercury Air Group, Inc., a Delaware corporation (the "Corporation"), will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware to amend such information.

        Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

        Section 2.1 Place of Meetings. Meetings of stockholders for all purposes may be held at such time and place, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.2 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

        Section 2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, may be called by the Chief Executive Officer , the President, or a majority of the Board of Directors. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting.

        Section 2.4 Notice. Written or printed notice stating the place, date, and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) or, in the event of merger or consolidation, not less than twenty (20), nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. If such notice is sent by mail, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

        Section 2.5 Voting List. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by the Secretary or such other officer or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting at all times during such meeting and may be inspected by any stockholder who is present.

        Section 2.6 Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation presiding over such meeting, may adjourn the meeting from time to time until a quorum shall be present. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting had a quorum been present. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 2.7 Required Vote. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one on which, by express provision of statute, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question. Directors of the Corporation shall be elected by a plurality. In determining the number of shares entitled to vote, shares abstaining from voting or not voted on a matter (including elections) will be treated as not entitled to vote.

        Section 2.8 Proxies.

                (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

                (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (a) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

                        (1) A stockholder may execute a writing authorizing
                another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or by an authorized officer, director, employee or agent of the stockholder signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                        (2) A stockholder may authorize another person or
                persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

                (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

                (d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

        Section 2.9 Record Date.

                (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such payment, exercise, or other action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 2.10 Action Without Meeting.

                (a) Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting or a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Such consent or consents shall be delivered to the Corporation at its registered office in Delaware, at its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Such delivery shall be by hand, by overnight courier service or by certified or registered mail, return receipt requested.

                (b) Every written consent shall bear the date of signature of each stockholder who signs the written consent, and no consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.11 to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation in the manner required by this Section 2.11.

                (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given by the Corporation to those stockholders who have not consented to the action in writing.

        Section 2.11 Inspectors of Elections. The Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall appoint one or more inspectors. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                                    ARTICLE 3
                                    DIRECTORS

        Section 3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings.

        Section 3.2 Number; Election. The Board of Directors shall consist of at least three (3) members. Directors shall be elected at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected shall hold office until his successor shall be elected and shall qualify.

        Section 3.3 Change in Number. The number of directors constituting the whole Board of Directors may be fixed from time to time in a resolution adopted by the Board of Directors, or, if no such resolution has been adopted, the number of directors constituting the whole Board of Directors shall be the same as the number of directors of the initial Board of Directors as set forth in the Certificate of Incorporation. No decrease in the number of directors constituting the whole Board of Directors shall have the effect of shortening the term of any incumbent director.

        Section 3.4 Removal. Any Director may be removed either for or without cause at any annual or special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or by proxy at such meeting and entitled to vote for the election of such Director, if notice of the intention to act upon such matters shall have been given in the notice calling such meeting.

        Section 3.5 Vacancies and Newly Created Directorships. Except as otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum or by a sole remaining director, and not by the stockholders. Any director elected in accordance with this Bylaw shall hold office until such director's successor shall have been elected and qualified. If at any time there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

        Section 3.6 Cumulative Voting Prohibited. Cumulative voting shall be prohibited.

        Section 3.7 Place of Meetings. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

        Section 3.8 Annual Meetings. The annual meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed.

        Section 3.9 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

        Section 3.10 Special Meetings. Special meetings of the Board of Directors may be called by the Chief Executive Officer on twenty-four (24) hours' notice to each director, if by telecopier, electronic facsimile, telegram or other electronic means, or hand delivery, or on three (3) days' notice to each director, if by mail. Except as may be otherwise expressly provided by law or the Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

        Section 3.11 Quorum. At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        Section 3.12 Action Without Meeting; Telephone Meetings. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person's participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 3.13 Chairman of the Board. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to such person.

        Section 3.14 Compensation. The Board of Directors may fix the compensation of the members of the Board of Directors at any time and from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.


                                    ARTICLE 4
                                   COMMITTEES

        Section 4.1 Designation. The Board of Directors may designate one or more committees.

        Section 4.2 Number; Term. Each committee shall consist of one or more directors. The number of committee members may be increased or decreased from time to time by the Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of such committee member's term as director, (ii) such committee member's resignation as a committee member or as a director, or (iii) such committee member's removal as a committee member or as a director.

        Section 4.3 Authority. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Certificate of Incorporation or these Bylaws.

        Section 4.4 Committee Changes; Removal. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, act in place of and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause.

        Section 4.5 Alternate Members; Acting Members. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

        Section 4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

        Section 4.7 Special Meetings. Special meetings of any committee may be held whenever called by the Chairman of the committee, or, if the committee members have not elected a Chairman, by any committee member. The Chairman of the committee or the committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least (i) twenty-four
(24) hours before such special meeting if notice is given by telecopy, electronic facsimile, telegram or other electronic means, or hand delivery or
(ii) at least three (3) days before such special meeting if notice is given by mail. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

        Section 4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated as the committee by the Board of Directors shall constitute a quorum for the transaction of business. Alternate members and acting members shall be counted in determining the presence of a quorum. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The vote of a majority of the members, including alternate members and acting members, present at any meeting at which a quorum is present shall be the act of a committee, unless the act of a greater number is required by law or the Certificate of Incorporation.

        Section 4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

        Section 4.10 Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.


                                    ARTICLE 5
                                     NOTICES

        Section 5.1 Method. Whenever by statute, the Certificate of Incorporation, or these Bylaws, notice is required to be given to any stockholder, director or committee member, and no provision is made as to how such notice shall be given, personal notice shall not be required, and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at such person's address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including, but not limited to, overnight courier service, electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by electronic facsimile transmission, electronic mail, telegram, telex, telefax or other means of electronic transmission shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

        Section 5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 5.3 Exception to Notice Requirement. The giving of any notice required under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated.


                                   ARTICLE 6
                                    OFFICERS

        Section 6.1 Officers. The officers of the Corporation shall be elected by the Board of Directors and shall be the Chairman of the Board, a Chief Executive Officer (Chief Executive Officer and President), one or more Executive Vice Presidents or Vice Presidents, a Secretary and Chief Financial Officer (Chief Financial Officer and Principal Accounting Officer). The Board of Directors may also elect one or more Assistant Secretaries and one or more Assistant Chief Financial Officers. Any two offices may be held by the same person, except the offices of Chairman of the Board, Chief Executive Officer and Secretary. No officer need be a director of the Corporation.

        Section 6.2 Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

        Section 6.3 Compensation. The compensation of all officers and agents of the Corporation shall be fixed by the Board of Directors.

        Section 6.4 Removal and Vacancies. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

        Section 6.5 Chief Executive Officer/President. The Chief Executive Officer/President of the Corporation shall have the following powers and duties:

                (a) He shall be the Chief Executive Officer and President of the Corporation, and, subject to the directions of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation on a day-to-day basis; charge of implementing strategic direction for the Corporation; and general supervision over all of the Corporation's officers, employees and agents.

                (b) At the request of the Chairman of the Board, or in his absence or disability, the Chief Executive Officer shall perform all of the duties of the Chairman of the Board and, when so acting, shall have all of the powers and be subject to all of the restrictions upon the powers of the Chairman of the Board.

                (c) Subject to the direction of the Board of Directors, he shall exercise all powers and perform all duties incident to the office of the President of the Corporation, and shall exercise such other powers and perform such other duties as from time-to-time may be assigned to him by the Board. References to the "President" in these Bylaws shall be deemed references to the Chief Executive Officer.

                (d) He shall perform such duties as the Board of Directors shall from time-to-time assign to him.

        Section 6.6 Chairman of the Board. The Chairman of the Board shall have the following powers and duties:

                (a) He shall hold a non officer position.

                (b) He shall perform such duties as may be assigned to him by the Board.

                (c) He shall be the Chairman and shall conduct each of the Board of Directors meetings.

        Section 6.7 Executive Vice Presidents/Vice Presidents. Each Executive Vice President or Vice President shall perform such duties as from time-to-time shall be assigned to him by Chief Operating Officer or the Board of Directors. Any Executive Vice President or Vice President may sign certificates representing shares of the Corporation of issuance of which shall have been authorized by the Board of Directors.

        Section 6.8 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. In the event the Secretary is absent from such session or meeting, the presiding officer at such session or meeting shall appoint another person to record the votes and minutes of said proceedings. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Chief Executive officer or the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by the signature of the Secretary or by the signature of the Chief Financial Officer or an Assistant Secretary.

        Section 6.9 Assistant Secretaries. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

        Section 6.10 Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Chief Executive Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all the Chief

Financial Officer's transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Chief Financial Officer and for the restoration to the Corporation, in case of the Chief Financial Officer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Chief Financial Officer's possession or under the Chief Financial Officer's control belonging to the Corporation. The Chief Financial Officer shall also be the principal accounting officer of the Corporation.

        Section 6.11 Other Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.


                                    ARTICLE 7
                        CERTIFICATES REPRESENTING SHARES

        Section 7.1 Certificates. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile.

        Section 7.2 Legends. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock shall bear such legends as the Board of Directors shall authorize, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

        Section 7.3 Lost Certificates. The Corporation may issue a new certificate representing shares in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as it shall specify and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 7.4 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        Section 7.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof for any and all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                    ARTICLE 8
                                 INDEMNIFICATION

        Section 8.1 Actions, Suits or Proceedings Other Than By or in the Right of the Corporation. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

        Section 8.2 Actions or Suits By or in the Right of the Corporation. The Corporation shall, to the fullest extent authorized or permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

        Section 8.3 Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Article 8, to the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

        Section 8.4 Determination of Right to Indemnification. Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders, that indemnification of the Director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standards of conduct set forth in Sections 8.1 and 8.2.

        Section 8.5 Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys fees) incurred by a person referred to in Sections
8.1 and 8.2 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in such person's capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Article 8. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such Director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

        Section 8.6 Procedure for Indemnification. Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section
8.5 shall be made promptly, and in any event within 30 days, upon the written request of the Director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this
Article 8 shall be enforceable by the Director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.5 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        Section 8.7 Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article 8 shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article 8 is in effect. No amendment or repeal of this Article 8 or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any Director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this Article 8 with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this Article 8 is in effect. The provisions of this
Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article 8.

        Section 8.8 Construction. For purposes of this Article 8:

                (i) "the Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers, and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

                (ii) "Other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

                (iii) "Serving at the request of the Corporation" shall include any service which imposes duties on, or involves services by, a Director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

                (iv) "fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                (v) A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2; and

                (vi) Service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a Director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a Director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

        Section 8.9 Savings Clause. If this Article 8 or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 8 that shall not have been invalidated and to the full extent permitted by applicable law.

        Section 8.10 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                    ARTICLE 9
                               GENERAL PROVISIONS

        Section 9.1 Dividends. The Board of Directors, subject to any restrictions contained in the Certificate of Incorporation, may declare dividends upon the shares of the Corporation's capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of Delaware and the Certificate of Incorporation.

        Section 9.2 Reserves. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

        Section 9.3 Authority to Sign Instruments. Any checks, drafts, bills of exchange, acceptances, bonds, notes or other obligations or evidences of indebtedness of the Corporation, and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers, or other instruments of transfer, contracts, agreements, dividend and other orders, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices, or documents and other instruments or writings of any nature whatsoever may be signed, executed, verified, acknowledged, and delivered, for and in the name and on behalf of the Corporation, by such officers, agents, or employees of the Corporation, or any of them, and in such manner, as from time to time may be authorized by the Board of Directors, and such authority may be general or confined to specific instances.

        Section 9.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 9.5 Seal. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        Section 9.6 Transactions With Directors and Officers. No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in such contract, transaction or other act, or are directors or officers of such other corporation. Any director of the Corporation, individually, or any firm or corporation of which any such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that the director, individually, or the firm or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any annual meeting or at any special meeting, called for that purpose, of the Board of Directors at which action upon any such contract or transaction shall be taken. Any director of the Corporation who is so interested may be counted in determining the existence of a quorum at any such annual or special meeting of the Board of Directors which authorizes such contract or transaction. Every director of the Corporation is hereby relieved from any disability which might otherwise prevent such director from carrying out transactions with or contracting with the Corporation for the benefit of such director or any firm, corporation, trust or organization in which or with which such director may be in anywise interested or connected.

        Section 9.7 Amendments. These Bylaws may be amended or repealed, or new Bylaws may be adopted, only (i) by the Board of Directors at any duly held meeting or pursuant to a written consent in lieu of such meeting, or (ii) by the holders of a majority of the shares entitled to vote thereon represented at any duly held meeting of stockholders, provided that notice of such proposed action shall have been contained in the notice of any such meeting, or pursuant to a written consent signed by the holders of a majority of the outstanding shares entitled to vote thereon.

                            CERTIFICATE BY SECRETARY


        The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Directors and the
Stockholders of the Corporation effective on October   , 2000.

        IN WITNESS WHEREOF, I have signed this certification as of the      day
of October, 2000.



                                             /s/  Wayne J. Lovett
                                             -----------------------------------
                                             Wayne J. Lovett, Secretary

                          AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement"), is entered into as of ____________, 2000, by and between Mercury Air Group, Inc., a New York corporation ("Mercury New York"), and Mercury Air Group, Inc., a Delaware corporation ("Mercury Delaware").

                                   WITNESSETH:

        WHEREAS, Mercury New York is a corporation duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of 18,000,000 shares of common stock, par value $.01 per share ("New York Common Stock"), and 3,000,000 shares of preferred stock, par value $.01 per share ("New York Preferred Stock") of which ____________ shares of New York Common Stock and shares of New York Preferred Stock are issued and outstanding; and

        WHEREAS, Mercury Delaware is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 18,000,000 shares of common stock, par value $.01 per share ("Delaware Common Stock"), and 3,000,000 shares of preferred stock, par value $.01 per share ("Delaware Preferred Stock") of which 100 shares of Delaware Common Stock are issued and outstanding and held by Mercury New York and no shares of Delaware Preferred Stock are issued outstanding; and

        WHEREAS, Mercury New York desires to reincorporate into the State of Delaware by merging with and into Mercury Delaware with Mercury Delaware continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware.

        NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

                                    ARTICLE 1
                          PRINCIPAL TERMS OF THE MERGER

        Section 1.1. Merger of Mercury New York into Mercury Delaware. At the Effective Time of the Merger (as defined in Section 1.2 hereof), Mercury New York shall merge with and into Mercury Delaware in accordance with the New York Business Corporation Law (the "NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of Mercury New York shall thereupon cease and Mercury Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware.

        Section 1.2. Effective Time of the Merger. The Merger shall become effective upon the date Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to
Section 907(c)(2) of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL whichever filing occurs last (such date being hereinafter referred to as the "Effective Time of the Merger").

        Section 1.3. Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

        Section 1.4. Certificate of Incorporation. At the Effective Time of the Merger, the Certificate of Incorporation of Mercury Delaware as in effect immediately prior to the Effective Time of the Merger shall become the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with its terms and as provided by the DGCL.

        Section 1.5. Bylaws. At the Effective Time of the Merger, the Bylaws of Mercury Delaware as in effect immediately prior to the Effective Time of the Merger shall become the Bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

        Section 1.6. Directors and Officers. At the Effective Time of the Merger, the directors and officers of Mercury New York in office at the Effective Time of the Merger shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal.



                                  APPENDIX "C"

                                    ARTICLE 2
                      CONVERSION AND CANCELLATION OF STOCK

        Section 2.1. Conversion. At the Effective Time of the Merger, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock. At the Effective Time, each option and warrant to purchase shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options and warrants to acquire an equal number of shares of Delaware Common Stock.

        Section 2.2. Cancellation. At the Effective Time of the Merger, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by Mercury New York shall be canceled without any consideration being issued or paid therefor.

        Section 2.3 Exchange of Certificates. At any time on or after the Effective Time of the Merger, the holders of New York Common Stock will be entitled, upon surrender of such certificates to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock. If any certificate representing shares of Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                    ARTICLE 3
                                   CONDITIONS

        Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

        Section 3.1. Approval. This Merger Agreement and the Merger shall have been adopted and approved by Mercury New York in the manner provided in Section 905 of the NYBCL and by Mercury Delaware in the manner provided in Section 253 of the DGCL.

        Section 3.2. Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

                                    ARTICLE 4
                                  MISCELLANEOUS

        Section 4.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the Board of Directors of Mercury New York and the Board of Directors of Mercury Delaware to the full extent permitted under applicable law.

        Section 4.2. Termination. This Merger Agreement may be terminated at any time prior to the Effective Time of the Merger by either the Board of Directors of Mercury New York or the Board of Directors of Mercury Delaware, without any action of the stockholders of Mercury New York or Mercury Delaware, notwithstanding the approval of this Merger Agreement by the stockholders or Boards of Directors of either Mercury New York or Mercury Delaware.

        Section 4.3. Necessary Actions, etc. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of Mercury New York, Mercury New York and its directors and officers at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of Mercury New York or otherwise to take any and all such action.

        Section 4.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

        Section 4.5. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware.

        IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

                                       MERCURY AIR GROUP, INC.,
                                       a New York corporation


                                       By:
                                          --------------------------------------
                                           Joseph A. Czyzyk
                                           President and Chief Executive Officer



                                       MERCURY AIR GROUP, INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                           Joseph A. Czyzyk
                                           President and Chief Executive Officer

                             Audit Committee Charter

                                  ORGANIZATION

        The Audit Committee of the board of directors shall be comprised of a least three directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

                               STATEMENT OF POLICY

        The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

                                RESPONSIBILITIES

        In carrying out its responsibilities, the audit committee believes its policies and procedures should


                                  APPENDIX "D"
remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the audit committee will:

        - Obtain the full board of directors' approval to this Charter and review and reassess this Charter as conditions dictate (at least annually).

        - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company ant its divisions and subsidiaries.

        - Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

        - Review and concur with management's appointment, termination or replacement of the director of internal audit.

        - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

        - Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determined their adherence to the code of conduct.

        - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related compliance policies.

        - Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such with the independent auditors.

        - Inquire of management, the internal auditor, and the independent auditors about significant risks or exposure and assess the steps management has taken to minimize such risks to the Company.

        - Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

        - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of the results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

        - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

        - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of the management present.

        - Among the items to be discussed in these meetings are the independent auditor's evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

        - Review accounting and financial human resources and succession planning within the Company.

        - Report results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors's questions (alternatively, the other directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

        - On an annual basis, obtain from independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee . In addition, review with the independent auditors the nature and scope of any disclosed relationship or professional services and take, or recommend that the board of directors take , appropriate action to ensure the continuing independence of the auditors.

        - Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements . In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

        - Submit the minutes of all meeting of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

        - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this procedure if in its judgment, that is appropriate.

        - Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter, for the prior year. In addition, include a copy of this charter in the annual report to shareholders or the proxy statement at least triennially of the year after any significant amendment to the Charter.

                            MERCURY AIR GROUP, INC.
                            -----------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            -----------------------
                          TO BE HELD DECEMBER 14, 2000

     The undersigned shareholder of Mercury Air Group, Inc., a New York corporation (the "Company"), acting under the New York General Corporation law, hereby constitutes and appoints Joseph A. Czyzyk and Randolph E. Ajer, and each of them the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on December 14, 2000 at 10:00 a.m., Pacific Standard Time, at the principal office of the Company located at 5456 McConnell Avenue, Los Angeles, California 90066 and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of the Company which the undersigned would be entitled to vote, as specified on the reverse side.

     Said attorney and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Meeting and hereby ratifies and confirms that said attorneys and proxies, and each of them, are specifically authorized to vote in accordance with their best judgment with respect to matters incident to the solicitation of this Proxy; and with respect to the election of any person as a director if a bona fide nominee for that office is named in the Proxy Statement and such nominee is unable to serve or for good cause will not serve.

                   IMPORTANT - PLEASE SIGN ON THE OTHER SIDE

                                       |                                                   |
                                       V  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED  V

------------------------------------------------------------------------------------------------------------------------------------

A     PLEASE MARK YOUR
  [X] VOTE AS IN THIS
      EXAMPLE.
                             FOR              WITHHOLD
                        all nominees         AUTHORITY
                    (except as marked to    to vote for
                    the contrary below).    all nominees                                                       FOR  AGAINST  ABSTAIN
1. To elect five                                            NOMINEES:                      2. To consider and  [ ]    [ ]      [ ]
   directors to              [ ]                 [ ]          Philip J. Fagan, Jr., M.D.      vote upon a pro-
   serve until the                                            Joseph A. Czyzyk                posed reincorporation that would
   next Annual Meeting of Shareholders and until their        Fredrick H. Kopko, Jr.          change the Company's state of
   successors are elected and qualified.                      Harold T. Bowling               incorporation from New York to
                                                              Robert L. Lisi                  Delaware.
Instructions: To withhold authority to vote for any
nominee, write that nominee's name in the space provided.                                   3. To transact such other business as
                                                                                               may properly come before the Meeting
_________________________________________________________                                      or any adjournment thereof.

                                                                                               A MAJORITY OF THE NAMED PROXIES
                                                                                            PRESENT AT THE MEETING, EITHER IN PERSON
                                                                                            OR BY SUBSTITUTE (OR IF ONLY ONE THEREOF
                                                                                            SHALL BE PRESENT AND ACT, THEN THAT
                                                                                            ONE), SHALL HAVE AND EXERCISE ALL THE
                                                                                            POWERS OF SAID PROXIES HEREUNDER. THIS
                                                                                            PROXY WILL BE VOTED IN ACCORDANCE WITH
                                                                                            THE CHOICES SPECIFIED BY THE UNDERSIGNED
                                                                                            BELOW. IF NO INSTRUCTIONS TO THE
                                                                                            CONTRARY ARE INDICATED HEREON, THIS
                                                                                            PROXY WILL BE TREATED AS A GRANT OF
                                                                                            AUTHORITY FOR THE NOMINEES AND PROPOSALS
                                                                                            NAMED ABOVE.

                                                                                               The undersigned hereby acknowledges
                                                                                            receipt of a copy of the Notice of
                                                                                            Annual Meeting and Proxy Statement and a
                                                                                            copy of the Company's Annual Report to
                                                                                            Shareholders for the year ended
                                                                                            June 30, 2000.

                                                                                   Check here if you plan to attend the Meeting. [ ]

Shareholder's Signature(s) __________________________________________  __________________________________________   DATE __________

IMPORTANT. Sign your name or names on the signature line in the same way it is stenciled on this proxy.
